Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 8 - Income Taxes

The Company had no income tax expense due to operating loss incurred for the years ended December 31, 2020 and 2019.

The tax effects of temporary differences and tax loss and credit carry forwards that give rise to significant portions of deferred tax assets and liabilities at December 31, 2020 and 2019 are comprised of the following:

	As of December 31,
	2020	2019
Deferred tax assets:
Net-operating loss carryforward (federal & state)	$2,166,158	$1,558,626
Other	-	-

Total Deferred Tax Assets	2,166,158	1,558,626
Valuation allowance	(2,166,158)	(1,558,626)
Deferred Tax Asset, Net of Allowance	$-	$-

At December 31, 2020, the Company had net operating loss (“NOL”) carry forwards for federal and state tax purposes of approximately $9.23 million and $3.61 million respectively which begins to expire in 2034. The NOLs carryforward amounts identified in the table above are comprised of both the federal NOLs and state NOLs. The tax effected federal NOL is $1.94 million and the state NOL carryforward available is $0.228 million. The state NOL carryforward available to the Company is taken from the actual state tax returns filed in previous years. The only state whereby NOL carryforwards are available is Maryland as that is the only state that has losses apportioned to it based on state income tax rules. The other state in which the Company has filed and continues to file corporate income tax returns is Pennsylvania. Because Pennsylvania uses the single receipts factor to apportion taxable income (loss), since there are no receipts earned by the Company, the Pennsylvania state apportionment factor is zero and there are no Pennsylvania NOLs available to be carried forward.

The 20-year carryforward period has been replaced with an indefinite carryforward period for these NOLs generated in tax years beginning after December 31, 2017 and future years. Prior to the February 5, 2014 merger, the Company had generated net operating losses, which the Company’s preliminary analysis indicates would be subject to significant limitations pursuant to Internal Revenue Code Section 382. The Company has not completed its IRC Section 382 Valuation, as required and the NOL’s because of potential change of ownerships might be completely worthless. Therefore, management of the Company has recorded a Full Valuation Reserve, since it is more likely than not that no benefit will be realized for the Deferred Tax Assets.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and taxing strategies in making this assessment. In case the deferred tax assets will not be realized in future periods, the Company has provided a valuation allowance for the full amount of the deferred tax assets at December 31, 2020 and 2019. The valuation allowance increased by approximately $0.607 million as of December 31, 2020.

The expected tax expense (benefit) based on the U.S. federal statutory rate is reconciled with actual tax expense (benefit) as follows:

	For the years ended December 31,
	2020	2019
Statutory Federal Income Tax Rate	(21.0)%	(21.0)%
State Taxes, Net of Federal Tax Benefit	(6.3)%	(6.3)%
Federal tax rate change	0.0%	0.0
Other	27.3%	27.3
Change in Valuation Allowance	(0.0)%	(0.0)%

Income Taxes Provision (Benefit)	-%	-%

The Company has not identified any uncertain tax positions requiring a reserve as of December 31, 2020 and 2019.